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Scudder Variable Series II


Scudder Government Securities Portfolio

Supplement to the currently effective prospectus


The following information replaces disclosure for Scudder Government Securities Portfolio in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the portfolio:

Sean McCaffey                             William Chepolis
CFA, Managing Director of Deutsche Asset  CFA, Managing Director of Deutsche
Management and Co-Manager of the          Asset Management and Co-Manager of the
portfolio.                                portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
   1996 after five years as a fixed          1998 after 18 years of experience
   income analyst at Fidelity                as vice president and portfolio
   Investments.                              manager for Norwest Bank where he
 o Portfolio manager for structured and      managed the bank's fixed income and
   quantitatively based active               foreign exchange portfolios.
   investment grade and enhanced fixed     o Portfolio manager and Head of the
   income strategies underlying retail       Rates Sector Specialty Fixed Income
   mutual fund and institutional             Team: New York.
   mandates.                               o Joined the portfolio in 2002.
 o Heads the Fixed Income Enhanced
   Strategies & Mutual Funds Team:
   New York.
 o MBA, Yale University.
 o Joined the portfolio in 2002.









March 21, 2003